UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2025

The Crypto Company

(Exact name of registrant as specified in its charter)

Nevada	000-55726	46-4212105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23823 Malibu Road, #50477, Malibu, CA	90265
(Address of principal executive offices)	(Zip Code)

(424) 228-9955

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The Crypto Company (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission on June 9, 2025 (the “Original Form 8-K”), disclosing the restatement of the Company’s financial statements as of and for the year ended December 31, 2023. This amendment to the Original Form 8-K (“Amendment No. 2”) is being filed amend and restate the Item 4.02 disclosure to include the fiscal 2023 interim periods that should no longer be relied upon as a result of adjustments made to the previously issued interim financial statements for 2023.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 3, 2024, the Securities and Exchange Commission (the “SEC”) entered an order barring BF Borgers CPA PC (“Borgers”), the Company’s then independent registered public accounting firm, from appearing or practicing before the SEC as an accountant. As a result, Borgers could no longer act as the Company’s independent registered public accounting firm and effective May 8, 2024, the Company dismissed Borgers as its independent registered public accounting firm and reported the dismissal in a Current Report on Form 8-K filed with the SEC on May 9, 2024.

Also effective on May 8, 2024, the Company engaged Bush & Associates CPA LLC (“Bush”) as the Company’s new independent registered public accounting firm and reported the engagement in the same Current Report on Form 8-K filed with the SEC on May 9, 2024.

Given the circumstances giving rise to Borgers’ dismissal, the Company asked Bush to re-audit its financial statements as of and for the year ended December 31, 2023, which were included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”).

Subsequent thereto, on March 26, 2025, the board of directors of the Company, after discussion with Bush of the matters described above, concluded that the Company’s audited financial statements as of and for the year ended December 31, 2023, as previously included in the 2023 Form 10-K should no longer be relied upon. The Company and Bush determined that the Company’s financial statements for the year ended December 31, 2023 would need to be restated. The Company worked expeditiously to conclude its analysis and complete any required restatement of its financial statements for the periods indicated as soon as practicable. On June 2, 2025, the Company filed an amendment to the 2023 Form 10-K in order to give effect to the restated financial statements.

In addition to the restatements of the Company’s financial statements for the year ended December 31, 2023, as previously disclosed, the Company has also determined that the financial statements for the fiscal quarters ended March 31, 2023, June 30, 2023, and September 30, 2023, required adjustments and should no longer be relied upon. These adjustments are reflected in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2023, and are discussed in detail in Note 3 to the financial statements included therein.

Moreover, the Company has also determined that the financial statements for the fiscal quarters ended March 31, 2024, June 30, 2024, and September 30, 2024 required adjustments and should no longer be relied upon. These adjustments are reflected in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and are discussed in detail in Note 10 to the financial statements included therein.

In addition, these matters referred to above may represent a material weakness in the Company’s internal controls. The Company’s management and board of directors have discussed the matters disclosed in this Item 4.02 with Bush, the Company’s independent registered public accounting firm.

Note Regarding Forward Looking Statements

This report contains forward-looking statements that reflect our current views about future events. We use the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “will,” “intend,” “may,” “plan,” “project,” “should,” “could,” “seek,” “designed,” “potential,” “forecast,” “target,” “objective,” “goal” or the negatives of such terms or other similar expressions. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRYPTO COMPANY
Date: August 4, 2025
	By:	/s/ Ron Levy
	Name:	Ron Levy
	Title:	Chief Executive Officer, Interim Chief Financial Officer, Chief Operating Officer, Chairman of the Board and Secretary